UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22447

Equinox Funds Trust
(Exact name of registrant as specified in charter)

47 Hulfish Street, Suite 510

Princeton, New Jersey 08542
(Address of principal executive offices) (Zip code)

Javier Jimenez

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741
(Name and address of agent for service)

(609) 430-0404

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

EQUINOX CAMPBELL STRATEGY FUND

Class A Shares: EBSAX
Class C Shares: EBSCX
Class I Shares: EBSIX
Class P Shares: EBSPX

Annual Report
September 30, 2018

1-888-643-3431
www.EQUINOXFUNDS.com
Distributed by Northern Lights Distributors, LLC

EQUINOX CAMPBELL STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2018

The Equinox Campbell Strategy Fund (the “Fund”) was launched on March 8, 2013 (except for Class C Shares, as shown in the table below).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by making a combination of investments

(i)	directly in an actively managed fixed-income portfolio (typically US Treasuries and other short-term US government obligations), and

(ii)	directly or indirectly in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps[1] in broadly diversified global (i.e. US and non-US) markets across a wide range of asset classes, including equities, fixed income, currencies and commodities. Equinox Institutional Asset Management, L.P., (“Equinox” or “the Adviser”) delegates the management of this futures portfolio to a sub-adviser, Campbell & Company Investment Adviser LLC (“Campbell” or the “Sub-Adviser”), as specified below. The trading strategy employed by Campbell is a diversified intermediate to long-term multi-strategy (but predominantly trend-following) approach.

There were some major changes to the Fund’s structure during the fiscal year. Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, continues to direct the daily operations of the Fund and to supervise the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, effective February 15, 2018, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.64% of the Fund’s average daily net assets.

Effective February 15, 2018, Campbell began to serve as the Fund’s Sub-Adviser. The Sub-Adviser will be compensated out of the management fee paid to the Adviser, and will not be paid any additional advisory fee or any performance-based incentive fee.

Returns of the Fund’s shares for the fiscal year are shown in the table below. The Fund had positive performance for the fiscal year, and performance since inception is also in positive territory.

1A swap is a derivative contract pursuant to which two parties exchange financial instruments. Most swaps involve cash flows based on a notional principal amount that both parties agree to. Usually, the principal does not change hands. Each cash flow comprises one leg of the swap. One cash flow is generally fixed, while the other is variable, that is, based on a benchmark interest rate, floating currency exchange rate or index price. The most common kind of swap is an interest rate swap. Swaps do not trade on exchanges, and retail investors do not generally engage in swaps. Rather, swaps are over-the-counter contracts between businesses or financial institutions.

PERFORMANCE OF THE FUND

As of 9/30/2018

NAME	TICKER	12 MO RETURN (10/1/17-9/30/18)	CUMULATIVE RETURN SINCE INCEPTION	START OF PERFORMANCE
Equinox Campbell Strategy Fund - A	EBSAX	1.39%	0.43%	3/8/2013*
Equinox Campbell Strategy Fund – A (with 5.75% mximum sales charge)	EBSAX	-4.43%	-0.63%	3/8/2013*
Equinox Campbell Strategy Fund - C	EBSCX	0.55%	0.65%	2/11/2014*
Equinox Campbell Strategy Fund - I	EBSIX	1.59%	0.68%	3/8/2013*
Equinox Campbell Strategy Fund - P	EBSPX	1.48%	0.66%	3/8/2013*

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

*	Classes A, I and P commenced operations on March 4, 2013. Class C commenced Operations on February 11, 2014.

As shown below, the Campbell Program’s (and consequently the Fund’s) market exposure continues to be diversified across six sectors. As of the fiscal year-end, Currencies, Equity Indices, and Interest Rates, in that order, represent the largest gross exposures, and total almost 77% (vs. 83% last year), while the physical commodity sectors, Metals, Agricultural Commodities, and Energy (in that order) total the remaining 23%.

SECTOR ALLOCATION

As of 9/30/2018

Currencies	Equity Indicies	Interest Rates	Metals	Ag Commodities	Energy	TOTAL
32.0%	25.6%	18.9%	9.9%	7.8%	5.8%	100.00%

In terms of sector attribution, Energy and Equity Indices were positive contributors to performance. Metals were largest detractors followed by Agricultural Commodities, Currencies, and Interest Rates, in that order.

SECTOR ATTRIBUTION

(10/1/2017 TO 9/30/2018)

	Equity			Ag
Energy	Indicies	Interest Rates	Currencies	Commodities	Metals	TOTAL
3.86%	1.38%	-0.31%	-0.45%	-0.50%	-2.59%	1.39%

FUND PERFORMANCE HIGHLIGHTS

Q4 2017

The fiscal year got off to a terrific start with the Fund returning (+7.37%) for the quarter. October (+6.2%) was the major driver of performance, although November and December were also positive months (+0.6% and +0.5%, respectively).

Gains during October came from all three underlying investment styles. Trend-following, which represents the majority of portfolio risk, posted strong returns, gaining in both medium-term (1-3 month) and long-term (>3 month) strategies. Systematic macro also performed well, with profits coming from both carry and cross-sector strategies. Finally, short-term strategies were also profitable. Strong performance from short-term momentum (<1 month) more than offset smaller losses in mean-reversion.

From a sector perspective, gains were somewhat less consistent. Overall performance was dominated by equity indices. The bulk of sector gains were made in a resurgent Japanese market and more broadly in Asia, as well as in US contracts. Aggregate portfolio long positions increased slightly, and the portfolio held long positions in all traded contracts in the equity sector at month-end.

Commodities were also a strong positive contributor in October, for the first time in many months. Since mid-2016, the commodity sector had been a challenging one for trend-following strategies, which had been chopped up by numerous reversals. In October, profits were due largely to net long energy exposure, which gained as the complex (ex-Natural Gas) moved broadly higher. Metals and agricultural contracts contributed further incremental gains.

The fixed-income and currency sectors contributed small gains and small losses, respectively. In response to recent dollar strength, the portfolio had dramatically reduced short USD exposure, and had establishednet long USD positions by early November. In the fixed-income sector, net long exposure was reduced throughout September, before increasing again in the latter half of October.

Q1 2018

The quarter was marked by a stellar January (+6.3%), followed, however, by a disastrous February ( 10.6%) and a relatively quiet March (+1.4%).

Surging equity markets and a sharp sell-off in the USD created a very positive environment for managed futures in January, particularly in the first three-quarters of the month.

In general, programs with a higher allocation to trend-based strategies fared best in January, benefiting from strong trends in equities, foreign exchange and to a lesser extent, fixed income. Both traditional (market-based) and alternative (adaptive and thematic) trend models posted strong gains, with both medium-term (1-3 months) and long-term (>3 months) models contributing profits. Short-term strategies also fared well in January, gaining in 3 of 4 sectors. In a continuation of a theme from 2017, short-term momentum (<30 days) strategies were generally in sync with market dynamics during the month, while short-term mean reversion (<10 days) was less effective and posted small losses.

On the negative side, systematic macro strategies were down in January. Both carry and cross-sector investment styles incurred losses in 3 of 4 sectors during the month; interestingly, while overall performance was negative, the strategy was still quite complementary to the rest of the portfolio, profiting in commodities – the only negative sector for trend following during the month. Trend-based strategies were the primary drivers of strong gains, driven largely by the continued positive momentum in global equities. Long equity index positions in both medium-term and long-term trend-following models profited as global markets moved higher, although net exposure was reduced somewhat as the month progressed. While trend strategies represented the majority of the gains, net profits from macro strategies, including both multi-asset carry and cross sector investments, also boosted performance.

By sector, performance was dominated by gains in equity indices and foreign exchange. In equities, net long exposure profited from the continuing global rally. Over the course of the month, both profit-taking and selling by mean reversion strategies led to a moderate reduction in net long positioning, with a 10% decline in notional exposure. The reductions were largest in US markets; notably, a short position in the S&P 500® index futures was initiated during the month. In currencies, uniform dollar weakness was positive for net short dollar positioning, as every currency in our market universe strengthened versus the USD. The British pound and Norwegian Krone, which rose nearly 5% and 7% respectively (versus USD), were the biggest winners in the sector.

Fixed income was another source of profits in January, as rising yields across the globe led to gains for net short positioning. In the US, shorts across the curve paid off, as a slew of strong economic numbers and expectations of 2-3 rate hikes by the Federal Reserve this year brought out sellers in US rates. Yield changes in the US were quite large in January, with short-term and long-term rates moving higher in tandem. February was the worst month of the fiscal year. Trend-following was hit hard as numerous trends reversed early in the month. The sell-off in global equities was the biggest driver of negative returns, but reversals in energies and currencies also contributed to the difficulties for trend. Short-term strategies, which include both momentum (<30 days) and mean reversion (<10 days), were able to navigate the price action more effectively, profiting in February with gains in equity indices and fixed income. Systematic macro strategies, however, were moderately negative, with mixed performance by investment style. Cross-sector models, which use data from one market/sector to generate signals in another market/sector, gained in February, primarily in currencies. Unlike most trend-following strategies, cross-sector trades were positioned net long USD, profiting as the USD Index rose 1.7%. The other macro investment style, carry, was negative in February. Despite small profits in fixed income and flat performance in currencies, losses in commodities and equity volatility brought overall results into negative territory.

The reversals in early February were pervasive, impacting a range of global markets. While equity indices certainly dominated the narrative and experienced the most violent reversal, commodities and currencies were similarly affected. Only fixed income diverged, as bond yields continued to rise somewhat despite the sell-off in stocks.

During February, net long equity exposure declined from more than 100% to less than 10%, with the reduction driven by both signal changes and risk management considerations. With long equity exposure being cut significantly in the first half of February, the portfolio was not positioned to participate in the subsequent recovery later in the month. Instead, the portfolio was poised to enter a defensive stance, with nearly all long equity exposure covered and a number of short positions initiated. Had the sell-off continued, the portfolio likely would have continued to establish more defensive positioning. However, with the whipsaw price action and recovery in global stocks, equity covering ceased by month-end.

The portfolio entered March with a small net long equity position, but with significantly reduced concentration in the trade compared to any time in the last year. March turned out to be a positive month, albeit significantly smaller than both January and February.

Q2 2018

A quiet but slightly negative April (–0.2%) was followed by a turbulent May (–4.2%), before the Fund returned to profitability (+3.0%) in June.

Two of Campbell’s four investment styles were profitable in May, with gains in systematic macro and quantitative equities, and losses in short-term strategies and trend following. Unfortunately, the larger allocation to trend-following was mainly responsible for the negative month.

By sector, results were broadly negative, with the fixed-income sector experiencing the largest losses for the portfolio. This was a major shift from earlier in the year: through April, the fixed-income sector was the most profitable one. In May, however, trend-following incurred significant losses in the sector, as rates markets experienced a complete regime shift mid-way through the month. Early on, optimism prevailed and yields across the curve moved higher in both Europe and the US. But in late May, the political turmoil in Italy sparked a global risk-off move. While Italian bond yields spiked sharply, yields in most fixed-income markets fell, causing losses for short positions.

Outside of fixed income, sector performance was more similar for the two investment styles, with losses in equity indices, foreign exchange and agricultural commodities, and gains in energies. In the equity sector, small losses were driven largely by net long exposure in Europe, and Asia to a lesser extent. Long exposure was generally extended during May, as aggregate positioning continued to increase on the long side from the very low levels seen in March and April. While net long exposure was profitable early on, the late-month sell-off in European indices erased earlier gains and led to negative overall sector results.

Global currencies generally weakened during the month, as the USD Index rose approximately 2.3%. While there were a few exceptions, this price action was seen across both emerging and developed markets, though the largest moves were seen in the emerging market pairs. The Fund started the month effectively flat, but with a bias that was long emerging currencies and short developed currencies. By month-end, the Fund had established net long USD positioning versus both emerging market and developed market currencies, but losses from early in the month drove the negative sector results. The strength in USD, which persisted through month end, occurred despite the weakening in Treasury yields in the latter half of May. This was somewhat unusual, given the typical positive correlation between the USD and Treasury yields.

Finally, the commodity sector was a mixed bag in May. Net long energy exposure provided substantial gains, as the sector continued to trek higher in its third consecutive positive month. While trend-following strategies led energy gains, macro and short-term strategies provided small incremental profits in the space as well. On the negative side, softs and grains were significant detractors from performance. Sugar was one of the worst markets for the portfolio, as it held a short position throughout the month and incurred losses as the market rallied nearly 9%. A long position in cocoa, which dropped more than 13% in May, contributed further to losses.

During June, systematic macro strategies were the standout, driving positive performance. Trend- following and short-term strategies provided additional gains. Mean-reversion strategies, which seek to identify markets which have become overextended in the short-term (ranging from intraday to several weeks), did particularly well.

By sector, all four asset classes made gains during the month, led by strong gains in currencies. Short developed markets positions (versus long USD) profited as the USD Index continued its march higher, hitting new highs for the second consecutive month. Despite some choppy trading in early June, the greenback finished higher against most of our traded currencies. Risk markets overall were somewhat softer in June, and the dollar benefited as the bid for safe-haven currencies drove positioning.

In equity indices, performance was slightly positive, but with significant intra-month volatility. Sizable early gains in the sector were erased in the latter half of the month, as tariff concerns mounted and many European and Asian equity indices retreated. US markets generally finished the month higher.

In fixed income, the price action in June was largely a mirror image of moves in risk assets: bond prices fell early in the month as stocks climbed, and rose in the latter part of the month as stocks sold off. Overall, the changes over the month were fairly small. A stronger theme was the continued flattening of yield curves globally, with the US 2 year-10 year spread compressing by an additional 10 bps. Trend- following strategies profited in the sector, with short positioning in US markets, particularly at the short end of the curve, driving gains.

Finally, commodities contributed further profits in June. Performance was especially strong in grains, led by corn, whose short position experienced strong profits as the grain fell to multi-month lows amid above-average crop progress and on concerns that trade tensions between the US and China could hurt US exports. In energy, performance was slightly positive, with small gains resulting from net long exposure. Elsewhere in the complex, industrial metals were a small negative contributor; long positions suffered as prices fell broadly on escalating trade tensions between the US and China.

Q3 2018

A negative July (–2.8%) was almost exactly offset by a positive August (+2.8%), and was followed by a slightly negative September (–0.3%).

July performance was dominated by equity indices (positive) and commodities (negative). In the equity sector, the Fund profited from net long exposure as global indices moved higher (S&P 500® +3.6%; MSCI World +3.1%), with gains in nearly all traded contracts in the sector. Both trend-following and short-term strategies increased their net long exposure during the month.

Fixed income was less of a performance driver during July, contributing small losses despite some meaningful price action. After trading mixed for most of the month, global bonds moved decisively lower in the final full week of trading on speculation that the Bank of Japan was prepared to scale back stimulus at its July 31 meeting. The 10Y Japanese Government Bonds (“JGBs”) yield touched a 2-year high, dragging bond prices lower worldwide. The Fund had relatively low net sector exposure, with shorts across the curve in the US and longs in other regions. As a result, profits in the US partially offset losses in European and Asian longer-dated contracts, resulting in a small loss overall. Subsequent selling from both trend-following and short-term strategies led to a significant reduction in net long exposure by month-end.

Performance in currencies was also somewhat negative in July, as long USD vs. short developed currency positions generated losses. Short positions (versus USD) in the so-called “commodity currencies” (AUD, CAD, NZD) also lost money, as those markets rose amid diminishing trade war fears.

Finally, commodities were the biggest source of losses during July. Long energy positions, most notably crude and brent oil, suffered as the complex fell from multi-year highs amid a host of bearish developments, including global trade tensions and rising output. Grains were also a detractor, with losses incurred by net short exposure as these markets moved higher. Further losses from the sell-off in base metals contributed to the negative sector results.

August was a positive month, with trend-following strategies capturing profits amidst the accelerating slide in emerging markets and commodities. From a macro perspective, the climate seemed to be shifting, with the sell-off in emerging currencies picking up steam and commodity markets retreating en masse (the notable exception being energy markets, which recovered from an earlier drubbing in late August).

In commodities, performance across the complex was positive. Short positions in grains, softs and metals all profited as those subsectors sold off amid trade turmoil and idiosyncratic developments. The Fund also profited in energies, with a late-month rally benefiting net long positioning.

Currencies were also profitable, with gains in both developed and emerging currencies. It was a bullish month for the greenback, with the USD Index rising for the fifth consecutive month as the Federal Reserve continued to tighten relative to the easy monetary policy elsewhere. As the USD continued its ascent versus most global currencies, net long dollar positions (i.e., short foreign currency) generated profits. Short New Zealand dollar holdings generated the largest gains in the sector, as the Kiwi weakened by more than 3% versus the USD. Net short exposure to emerging market currencies (vs. USD) yielded small gains on the month, benefiting from the accelerating EM currency sell-off. Though Argentina and Turkey have dominated the narrative, the sell-off was much broader across the emerging landscape, with numerous currencies down 8% or more against the USD for the calendar year.

In traditional asset classes, opportunities in August were fairly limited, with small negative results in both equity indices and fixed income. However, the market themes were broadly similar, with US-based indices significantly outperforming those in Europe, Asia and emerging markets. North American stocks have continued to soar to new highs while EM and EAFE shares have fallen substantially from January highs (by 14% and 7%, respectively, through the end of August). The sharp sell-off in European equities led to losses for long positions, as every market we trade in the region finished lower (e.g., FTSE -4.1%, DAX -3.4%). The Fund experienced offsetting gains in North America, however, as most US markets finished higher (e.g., S&P 500® +3.0%; NASDAQ +5.8%). Shares in Asia exhibited little directionality during the month, resulting in relatively muted results.

As US equities rallied in August, so did US bonds, along with most global core bonds, as the EM contagion and US-China trade war drove an increase in safe-haven demand. This led to losses from net short fixed-income exposure in the US, with some offsetting gains from net long exposure in Europe. A long position in JGBs also contributed to losses, as that market sold off in the wake of the expanded “yield curve control” policy implemented by the Bank of Japan. Net positioning in long-term fixed income changed markedly during the month, rising from flat to significantly long, with buying across all regions. Exposure at the short end of the curve remained net short.

In start contrast to July and August, September was a very quiet—albeit slightly down—month, which helped the Fund to end with a slightly positive return for the fiscal year.

MARKET COMMENTARY AND OUTLOOK

The first quarter of the fiscal year, Q4 of 2017, was yet again dominated alternately by headlines out of Washington DC, natural disasters, geopolitical tensions, and the seemingly endless rally in global stock markets. There was some acceleration in economic growth, driven mainly by low interest rates and increased optimism about corporate taxes, even as some pundits wondered about its sustainability.

Still, 2017 was the ninth year of the stock market rally that began in 2009; this represented 105 months of positive returns for a balanced stock-bond portfolio, the previous record for which had been only about four years. Although they appeared to be in the minority, some of the global macro managers to whom we allocate began making the case that the good times could be nearing the end. They believed that central bank tapering, less liquidity, and higher rates would soon see markets jolted out of the surreally low volatility (at least, as measured by the VIX) that had prevailed. They predicted that nominal asset returns would fall, and real returns would fall even more as inflation returned with a vengeance and central banks scrambled into combat. The “bubble” that had been created by central bank support and exacerbated by growing investor complacency must inevitably pop at some time, they contended.

2018 began on a strong note for equities. US markets rallied to record levels, with the Nasdaq breaking through 7000, driven by the expanding US economy, growth in corporate profits, and enthusiasm over recently enacted tax-cuts and other business-friendly policies. However, there was some pullback and higher volatility in the final few days of the month, portending perhaps the events that were to come in February. The USD sold off, posting its worst January in over a decade and closing at a three-year low following Treasury Secretary Mnuchin’s comments in Davos about “a weaker dollar being good for trade,” which represented a dramatic and unexpected departure from the traditional position long espoused by the US. Meanwhile, increased demand drove oil markets higher, while bonds declined, reflecting a return to a broad “risk-on” climate. The Fund had one of its best months in a long while.

February turned out to be a completely different ball-game. It began with an unexpected rise in US hourly earnings and strong employment numbers, which immediately ignited inflationary fears. This started the dominoes falling: equities lost 10% in a week, with the VIX hitting an intra-day high of 50%. Most CTA programs were caught with substantially long equity positions, boosted by the abnormally low equity market volatility that prevailed during the trailing months. Finally, the equity correction was unexpected and was not preceded by the warning of an increase in volatility, as has often been the case historically. Bonds, the normal asset of choice during a “risk-off” scenario, did rally slightly, but were judged to be less attractive than usual due to the inflationary jitters that had been triggered. All in all, these factors led to a dreadful month, and January’s entire gains were forfeited.

Markets continued to be volatile during March. Tech stocks led markets lower following the revelation of Facebook’s data problems, and President Trump’s attacks on Amazon. The probability of a trade war between the US and China increased as threats of tariffs were exchanged. The Federal Reserve announced another quarter-point rate hike and policy makers shifted views in favor of further rate increases. The Bank of Japan announced that there would be no change in its commitment to an accommodative monetary policy. The European Central Bank also kept its policy steady, as expected.

Initially in April, trade tensions escalated, with the Trump Administration proposing additional tariffs on China. However, these concerns later eased, and stock markets recovered, boosted by strong earnings in the US, the ECB’s decision to maintain stimulus for the time being, and the Bank of England’s dovish tone. In fixed income, the yield on the US 10Y Treasury rose above 3% for the first time since 2014. Meanwhile, geopolitical tensions in the Middle East caused by military action in Syria and the prospect of reinstated Iranian sanctions pushed oil prices higher.

May was dominated by mounting fears about political instability in Italy, which caused Italian bond yields to rise sharply towards the end of the month. Strong US economic data initially caused Treasury yields to rise further, before unexpectedly dovish rhetoric from the Federal Reserve later in the month saw them subside. Ongoing trade tensions between the US and China, together with President Trump’s decision to cancel his North Korea meeting, rattled stock markets, while his reneging on the Iranian nuclear deal sent energy markets to multi-year highs.

During June, markets retained their focus on global trade concerns. The heated rhetoric between the US and its key trade partners, especially China, finally took equities into bear market territory. Continuing tensions rattled financial markets ahead of the G7 summit early in the month, and news of global trade tariffs continued to sour market sentiment. Central bank policy divergence was a key theme as the Federal Reserve announced a rate hike and adopted a generally more hawkish stance, while the European Central Bank announced plans to delay rate hikes.

July began with an escalation of trade tensions as the US imposed tariffs on $34 billion worth of Chinese goods, and China retaliated. However, the risk of an imminent global trade war was alleviated as the US and the EU agreed to work towards trade agreements. Optimism surrounding quarterly corporate earnings coupled with stronger US economic data helped stocks to recover from June’s trade-war induced selloff. The Federal Reserve continued its announced commitment to gradual rate hikes, even as the US yield curve flattened more than it had in the last decade. The dollar came under pressure from trade uncertainty, as did the commodities sector. Global bond yields were temporarily lifted by speculation of shifting Japanese monetary policy and encouraging economic data. WTI crude suffered its worst month since 2016 following increased US and Libyan output and slowing global demand. Gold logged its fourth straight monthly loss.

August witnessed selloffs in emerging markets amid political and monetary policy uncertainty alongside ongoing trade tensions. The US and its major trading partners engaged in negotiations with a positive outcome in the case of Mexico whilst tensions escalated with Canada and others. Despite this backdrop, US stock markets made new highs, spurred on by bouts of optimism and robust earnings. Many European stock indices struggled on fears of contagion from emerging market crises, as evidenced by the mid-month crash in the Turkish Lira. Bonds witnessed a flight to safety. Sterling struggled after the EU expressed a new willingness to maintain a close post-Brexit relationship with the UK. Gold and industrial metal prices experienced extended declines due to a strong USD and weaker Chinese demand. WTI crude oil rebounded amid lower-than-expected US inventories and supply concerns from Iran and Venezuela.

September saw risk appetites return and US stock indices rally as President Trump’s latest levies on Chinese goods were lower than anticipated. As expected, the Federal Reserve raised rates; however, its tone was notably more hawkish, based on stronger US growth and inflation prospects. European markets were shaken after Italy doubled down on its controversial fiscal plans, affecting both equities and Italian bonds. More positive Brexit news and upbeat UK sales data resulted in a Sterling rally. In fixed income, gains were made in short US bond and interest rate positions amid improving US economic conditions, while European bonds incurred offsetting losses. Gold continue to decline, while copper rallied on lower-than expected trade tariffs between the US and China. Oil prices were boosted by undersupply concerns amid Iranian sanctions.

At the risk of sounding like a “broken record,” we believe that there continues to be much latent uncertainty in the markets. In the US, concerns about the potential outcome of multiple investigations into Russia-related financial and electoral scandals fester. Geopolitical stresses continue in Europe (particularly with respect to Brexit and Italy) and the Middle East. Trade-related issues with China and other trading partners are not yet fully resolved. Climate change remains a concern in the form of more severe weather-related events. The Federal Reserve’s policy continues to be biased towards higher interest rates, and it will no doubt have an impact on the economy and on equity markets. Surprisingly, equity markets have continued to scale new heights, although October and November 2018 have seen some pullback.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential, in our belief, for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class, while not a “hedge” for equities, nonetheless has the potential to serve investors well in the long run.

Although the Fund has been in operation for a relatively short period of time, Campbell has been trading a similar strategy dating back to the 1980s. Campbell’s program has historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in a market environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures, although not a hedge for equities in the true sense of the word, have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have collapsed and volatility has increased.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Campbell program is, we believe, positioned to potentially perform well under these conditions. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox Campbell Strategy Fund.

DEFINITIONS

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

5717-NLD-11/16/2015

Equinox Campbell Strategy Fund
PORTFOLIO REVIEW
September 30, 2018 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2018, as compared to its benchmarks(1):

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	(03/08/2013)(2)	(02/11/2014)(3)
Equinox Campbell Strategy Fund
Class A with Load	(4.43)%	(6.56)%	(0.98)%	(0.63)%	N/A
Class A	1.39%	(4.70)%	0.20%	0.43%	N/A
Class C	0.55%	(5.40)%	N/A	N/A	0.65%
Class I	1.59%	(4.44)%	0.44%	0.68%	N/A
Class P	1.48%	(4.48)%	0.42%	0.66%	N/A
S&P 500 Total Return Index(4)	17.91%	17.31%	13.95%	14.33%	13.01%
BTOP 50 Index(5)	1.16%	(2.72)%	1.06%	0.13%	0.92%

(1)	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemptions of portfolio shares. Performance returns would have been lower had Equinox Institutional Asset Management, LP (the “Adviser”) and Campbell & Company Investment Adviser LLC (the “Sub-Adviser”) not waived their fees or reimbursed a portion of the Fund’s expenses pursuant to an expense limitation agreement. Under the terms of the expense limitation agreement, the Adviser and Sub-Adviser have each contractually agreed to reduce their advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.94%, 2.69%, 1.69% and 1.94% for Class A, Class C, Class I and Class P, respectively, of the Fund’s average daily net assets. This expense limitation will remain in effect until January 31, 2019, but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser and Sub-Adviser reduced their compensation and/or assumed expenses for the Fund. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser or Sub-Adviser will occur unless the Fund’s operating expenses are below the expense limitation amount. Per the fee table in the Fund’s prospectus dated February 1, 2018, as supplemented February 26, 2018, the Fund’s “Total Annual Fund Operating Expenses” are 2.22%, 2.97%, 1.97% and 2.22%, and the Fund’s “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” are 1.94%, 2.69%, 1.69% and 1.94% for Class A, Class C, Class I, and Class P shares, respectively, of the Fund’s average daily net assets. More recent expense ratio information is available in the Consolidated Financial Highlights included in this report. For performance information current to the most recent month-end please call 1-888-643-3431.

(2)	Commencement of operations was March 4, 2013. Start of performance is March 8, 2013.

(3)	Commencement of operations was February 11, 2014.

(4)	The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

(5)	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2018, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment(6)

(6)	Class C is not shown on the graph as it commenced operations on February 11, 2014.

Portfolio Composition	% of Net Assets
U.S. Treasury Notes	75.9%
Other assets and liabilities – net(7)	24.1%
100.0%

(7)	Includes net unrealized appreciation on forward currency and futures contracts.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Equinox Campbell Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2018

U.S. TREASURY NOTES - 75.9%

Principal	Coupon Rate	Maturity Date	Value
$75,000,000	1.500%	03/31/2019	$74,658,692
12,000,000	1.625%	07/31/2019	11,905,781
7,000,000	1.500%	10/31/2019	6,912,637
12,000,000	1.250%	01/31/2020	11,768,906
12,000,000	1.500%	04/15/2020	11,772,656
Total U.S. Treasury Notes
(Cost $117,270,673)	117,018,672

Total Investments -76.1%
(Cost $117,270,673) (a)	117,018,672

Other Assets in Excess of Liabilities - 24.1%	3 7,110,779

TOTAL NET ASSETS - 100.0%	$154,129,451

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $117,270,673 and differs from market value by net unrealized depreciation of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(252,001)
Net Unrealized Depreciation:	$(252,001)

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2018 (Continued)

FORWARD CURRENCY CONTRACTS (b)

	Currency						Unrealized
Settlement	to be	Amount	USD Value	Currency	Amount	USD Value	Appreciation/
Date	purchased	to be purchased	September 30, 2018	to be sold	to be sold	September 30, 2018	(Depreciation)
12/19/18	AUD	30,250,000	$21,880,598	USD	21,847,462	$21,847,462	$33,136
12/19/18	BRL	2,550,000	627,149	USD	619,752	619,752	7,397
12/19/18	CAD	52,800,000	40,953,440	USD	40,630,973	40,630,973	322,467
12/19/18	CHF	3,400,000	3,492,977	USD	3,549,573	3,549,573	(56,596)
12/19/18	CLP	930,000,000	1,415,047	USD	1,388,868	1,388,868	26,179
12/19/18	COP	1,950,000,000	656,998	USD	647,142	647,142	9,856
12/19/18	CZK	51,200,000	2,319,666	USD	2,359,021	2,359,021	(39,355)
12/19/18	EUR	27,550,000	32,216,809	USD	32,387,399	32,387,399	(170,590)
12/19/18	GBP	14,750,000	19,304,657	USD	19,429,444	19,429,444	(124,787)
12/19/18	HUF	231,000,000	835,368	USD	831,428	831,428	3,940
12/19/18	IDR	12,775,000,000	848,084	USD	844,795	844,795	3,289
12/19/18	ILS	300,000	83,017	USD	84,538	84,538	(1,521)
12/19/18	INR	7,000,000	95,572	USD	95,823	95,823	(251)
12/19/18	JPY	2,503,500,000	22,188,097	USD	22,643,060	22,643,060	(454,963)
12/19/18	KRW	525,000,000	474,295	USD	470,650	470,650	3,645
12/19/18	MXN	305,700,000	16,124,949	USD	15,904,865	15,904,865	220,084
12/19/18	NOK	89,400,000	11,024,965	USD	10,942,861	10,942,861	82,104
12/19/18	NZD	19,000,000	12,600,308	USD	12,589,783	12,589,783	10,525
12/19/18	PHP	9,750,000	179,437	USD	178,759	178,759	678
12/19/18	PLN	12,300,000	3,343,557	USD	3,338,804	3,338,804	4,753
12/19/18	RUB	101,000,000	1,528,236	USD	1,508,005	1,508,005	20,231
12/19/18	SEK	19,500,000	2,210,621	USD	2,219,626	2,219,626	(9,005)
12/19/18	SGD	4,539,000	3,326,368	USD	3,327,322	3,327,322	(954)
12/19/18	USD	41,279,181	41,279,181	AUD	57,450,000	41,555,054	(275,873)
12/19/18	USD	2,787,169	2,787,169	BRL	11,700,000	2,877,509	(90,340)
12/19/18	USD	53,634,345	53,634,345	CAD	70,250,000	54,488,241	(853,896)
12/19/18	USD	6,707,754	6,707,754	CHF	6,450,000	6,626,383	81,371
12/19/18	USD	3,963,409	3,963,409	CLP	2,740,000,000	4,169,063	(205,654)
12/19/18	USD	5,135,008	5,135,008	CNH	35,300,000	5,111,981	23,027
12/19/18	USD	2,593,051	2,593,051	COP	8,040,000,000	2,708,855	(115,804)
12/19/18	USD	1,809,928	1,809,928	CZK	40,000,000	1,812,239	(2,311)
12/19/18	USD	45,582,312	45,582,312	EUR	38,900,000	45,489,432	92,880
12/19/18	USD	41,267,027	41,267,027	GBP	31,950,000	41,815,851	(548,824)
12/19/18	USD	6,006,007	6,006,007	HUF	1,659,000,000	5,999,459	6,548
12/19/18	USD	871,932	871,932	IDR	13,475,000,000	894,554	(22,622)
12/19/18	USD	10,836,330	10,836,330	ILS	38,850,000	10,750,714	85,616
12/19/18	USD	4,117,674	4,117,674	INR	301,000,000	4,109,608	8,066
12/19/18	USD	65,103,360	65,103,360	JPY	7,216,500,000	63,958,619	1,144,741
12/19/18	USD	3,677,577	3,677,577	KRW	4,095,000,000	3,699,499	(21,922)
12/19/18	USD	6,270,080	6,270,080	MXN	120,000,000	6,329,715	(59,635)
12/19/18	USD	7,159,311	7,159,311	NOK	60,000,000	7,399,306	(239,995)
12/19/18	USD	30,140,043	30,140,043	NZD	45,900,000	30,439,691	(299,648)
12/19/18	USD	4,473,384	4,473,384	PHP	241,500,000	4,444,513	28,871
12/19/18	USD	5,973,304	5,973,304	PLN	21,825,000	5,932,774	40,530
12/19/18	USD	1,663,303	1,663,303	RUB	115,000,000	1,740,071	(76,768)
12/19/18	USD	14,926,703	14,926,703	SEK	134,400,000	15,236,277	(309,574)
12/19/18	USD	10,737,800	10,737,800	SGD	14,739,000	10,801,353	(63,553)
12/19/18	USD	10,378,250	10,378,250	TWD	316,800,000	10,437,693	(59,443)
12/20/18	USD	6,144,729	6,144,729	ZAR	92,200,000	6,447,919	(303,190)
12/19/18	ZAR	111,200,000	7,776,665	USD	7,520,035	7,520,035	256,630
Net Unrealized Depreciation on Forward Currency Contracts							$(1,890,510)

(b)	UBS is the counterparty to all contracts.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2018 (Continued)

FUTURES CONTRACTS

				Unrealized
				Appreciation/
Number of Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
Short Futures Contracts
22	3-Month Euro (EURIBOR) Interest Rate Future	Dec-19	$6,390,879	$(334)
127	90-Day Bank Accepted Bills Future	Mar-19	91,367,333	(13,278)
1,488	90-Day Eurodollar Future	Dec-19	360,319,200	15,246
408	Canadian 10-Year Government Bond Future	Dec-18	41,891,348	224,664
84	Cocoa Future (c)	Dec-18	1,727,880	121,506
264	Coffee ‘C’ Future (c)	Dec-18	10,142,550	447,046
350	Corn Future (c)	Dec-18	6,234,375	268,158
43	Cotton No. 2 Future (c)	Dec-18	1,641,955	128,945
1,289	Euro-Schatz Future	Dec-18	167,281,607	158,962
269	Gold 100 oz. Future (c)	Dec-18	32,177,780	146,229
4	Hang Seng Index Future	Oct-18	712,206	(5,710)
110	Hard Red Winter Wheat Future (c)	Dec-18	2,811,875	42,022
35	Lean Hogs Future (c)	Dec-18	810,950	(31,763)
29	Live Cattle Future (c)	Dec-18	1,378,660	(41,526)
59	London Metal Exchange Copper Future (c)	Dec-18	9,237,188	(174,729)
107	London Metal Exchange Nickel Future (c)	Dec-18	8,084,064	725,688
282	London Metal Exchange Primary Aluminum Future (c)	Dec-18	14,632,275	(152,445)
164	London Metal Exchange Zinc Future (c)	Dec-18	10,750,200	(778,245)
60	Long Gilt Future	Dec-18	9,458,043	2,536
51	Natural Gas Future (c)	Nov-18	1,534,080	(65,463)
10	NY Harbor ULSD Future (c)	Nov-18	986,370	(45,682)
69	Platinum Future (c)	Jan-19	2,837,280	15,823
17	SGX MSCI Singapore Index Future	Oct-18	460,426	(5,079)
117	Silver Future (c)	Dec-18	8,606,520	(64,503)
64	Soybean Future (c)	Nov-18	2,705,600	(25,084)
106	Soybean Oil Future (c)	Dec-18	1,843,764	5,132
159	Sugar No. 11 Future (c)	Mar-19	1,994,496	(36,555)
426	U.S. 10-Year Treasury Note Future	Dec-18	50,600,813	139,358
1,185	U.S. 2-Year Treasury Note Future	Dec-18	249,720,236	504,974
777	U.S. 5-Year Treasury Note Future	Dec-18	87,394,289	203,922
26	U.S. Treasury Long Bond Future	Dec-18	3,653,000	956
21	U.S. Ultra Long Term Treasury Bond Future	Dec-18	3,239,906	(11,349)
152	Wheat Future (c)	Dec-18	3,868,400	25,014
				1,724,436

Long Futures Contracts
138	90-Day Sterling Future	Dec-19	$22,209,473	$(4,528)
47	Amsterdam Exchanges Index Future	Oct-18	5,996,621	14,326
108	Australian 10-Year Treasury Bond Future	Dec-18	10,059,294	(61,126)
111	Australian 3-Year Treasury Bond Future	Dec-18	8,927,625	(16,283)
156	Bank Accept Future	Dec-18	29,507,026	(11,931)
119	Brent Crude Future (c)	Jan-19	9,786,560	426,545
198	CAC 40 10 Euro Future	Oct-18	12,619,687	66,882
49	Copper Future (c)	Dec-18	3,436,125	23,931
125	Crude Oil Future (c)	Nov-18	9,156,250	520,138
118	E-mini Dow Future	Dec-18	15,620,840	254,230
113	E-Mini Russell 2000 Index Future	Dec-18	9,609,520	(117,470)
83	E-mini S&P 500 Future	Dec-18	12,113,850	56,393
55	E-mini S&P MidCap 400 Future	Dec-18	11,138,600	(92,560)
230	Euro STOXX 50 Future	Dec-18	9,044,689	(19,154)
151	Euro-BOBL Future	Dec-18	22,914,117	44,137
9	Euro-BTP Italian Government Bond Future	Dec-18	1,294,059	(10,646)
175	Euro-Bund Future	Dec-18	32,263,523	30,291

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2018 (Continued)

				Unrealized
				Appreciation/
Number of Contracts	Description	Expiration Date	Notional Amount	(Depreciation)
Long Futures Contracts (continued)
6	Euro-BUXL 30-Year Bond Future	Dec-18	$1,214,365	$(2,794)
99	Euro-OAT Future	Dec-18	17,362,271	(151,113)
23	Feeder Cattle Future (c)	Nov-18	1,817,575	5,670
76	FTSE 100 Index Future	Dec-18	7,416,048	144,119
41	FTSE/JSE Top 40 Index Future	Dec-18	1,453,110	(15,472)
20	FTSE/MIB Index Future	Dec-18	2,401,166	(74,998)
69	Gasoline RBOB Future (c)	Nov-18	6,044,359	108,613
13	German Stock Index Future	Dec-18	4,619,219	(34,740)
40	IBEX 35 Index Future	Oct-18	4,350,683	(15,831)
79	Japanese 10-Year Government Bond Future	Dec-18	104,357,595	(167,821)
99	London Metal Exchange Copper Future (c)	Dec-18	15,499,688	517,252
111	London Metal Exchange Nickel Future (c)	Dec-18	8,386,272	(220,671)
91	London Metal Exchange Primary Aluminum Future (c)	Dec-18	4,721,763	(114,716)
127	London Metal Exchange Zinc Future (c)	Dec-18	8,324,850	232,525
98	Low Sulphur Gas Oil Future (c)	Nov-18	7,097,650	287,306
152	MSCI Taiwan Stock Index Future	Oct-18	6,241,120	(23,729)
58	NASDAQ 100 E-mini Future	Dec-18	8,880,090	78,324
58	Nikkei 225 Future	Dec-18	12,312,621	657,103
438	OMXS30 Index Future	Oct-18	8,181,020	120,471
62	S&P/Toronto Stock Exchange 60 Index Future	Dec-18	9,122,998	15,866
45	Soybean Meal Future (c)	Dec-18	1,390,500	(25,939)
113	SPI 200 Index Future	Dec-18	12,648,492	58,513
46	Tokyo Price Index Future	Dec-18	7,358,300	380,063
				2,861,176
Net Unrealized Appreciation on Futures Contracts				$4,585,612

(c)	Position held in wholly-owned subsidiary organized in the Cayman Islands, and consolidated for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

ASSETS:
Investments at cost	$117,270,673
Investments at value	$117,018,672
Cash and cash equivalents	20,393,246
Deposits for futures contracts(1)	1,061,235
Deposits for forward currency contracts(2)	12,377,453
Net unrealized appreciation on futures contracts	4,585,612
Due from brokers	290,678
Receivable for Fund shares sold	100,338
Interest receivable	750,771
Prepaid expenses and other assets	31,875
Total assets	156,609,880

LIABILITIES:
Net unrealized depreciation on forward currency contracts	1,890,510
Payable for Fund shares redeemed	184,078
Payable to Adviser	109,098
Accrued distribution fees	23,114
Accrued expenses	273,629
Total liabilities	2,480,429

Net Assets	$154,129,451

NET ASSETS CONSIST OF:
Paid in capital	$141,156,123
Undistributed net investment income	13,070,676
Accumulated undistributed net realized loss	(2,529,069)
Net unrealized appreciation/depreciation on:
Investments	(252,001)
Futures contracts	4,585,612
Forward currency contracts	(1,890,510)
Foreign currency	(11,380)
Net Assets	$154,129,451

Class A Shares
Net Assets	$14,743,838
Issued and outstanding (unlimited shares authorized, no par value)	1,554,040
Net Asset Value and Redemption Price Per Share	$9.49
Maximum offering price per share (maximum sales charge of 5.75%)(3)	$10.07

Class C Shares
Net Assets	$15,675,871
Issued and outstanding (unlimited shares authorized, no par value)	1,703,586
Net Asset Value, Redemption Price and Offering Price Per Share(3)	$9.20

Class I Shares
Net Assets	$89,456,125
Issued and outstanding (unlimited shares authorized, no par value)	9,324,237
Net Asset Value, Redemption Price and Offering Price Per Share	$9.59

Class P Shares
Net Assets	$34,253,617
Issued and outstanding (unlimited shares authorized, no par value)	3,576,231
Net Asset Value, Redemption Price and Offering Price Per Share	$9.58

(1)	Pledged as collateral for open futures contracts.

(2)	Pledged as collateral for open forward currency contracts.

(3)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2018

INVESTMENT INCOME:
Interest income	$3,466,984
Total investment income	3,466,984

EXPENSES:
Investment advisory fees	3,433,937
Legal fees	342,231
Transfer agent fees	306,066
Distribution (12b-1) fees	301,655
Fund administration and accounting fees	146,169
Reports to shareholders	78,322
Audit and tax fees	73,908
Federal and state registration fees	60,229
Trustees fees and related expenses	45,519
Custody fees	30,818
Compliance officer fees	30,500
Other	179,595
Total expenses before waiver and reimbursement	5,028,949

Less: Expenses waived/reimbursed by the Adviser	(1,015,836)

Net expenses	4,013,113

Net Investment Loss	(546,129)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(168,491)
Futures contracts	(1,646,893)
Forward currency contracts	(523,944)
Swap contract	(73,094,363)
Foreign currency translations	(62,634)

Change in net unrealized appreciation/depreciation on:
Investments	(138,416)
Futures contracts	4,585,612
Forward currency contracts	(1,890,510)
Swap contract	86,280,900
Foreign currency	(11,380)

Net Realized and Unrealized Gain on Investments	13,329,881

Net Increase in Net Assets Resulting from Operations	$12,783,752

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
OPERATIONS:
Net investment loss	$(546,129)	$(1,535,958)
Net realized gain (loss) on:
Investments	(168,491)	(194,068)
Futures contracts	(1,646,893)	—
Forward currency contracts	(523,944)	—
Swap contract	(73,094,363)	6,917,662
Foreign currency translations	(62,634)	—
Change in net unrealized appreciation/depreciation on:
Investments	(138,416)	(258,665)
Futures contracts	4,585,612	—
Forward currency contracts	(1,890,510)	—
Swap contract	86,280,900	(62,323,546)
Foreign currency	(11,380)
Net increase (decrease) in net assets resulting from operations	12,783,752	(57,394,575)

CAPITAL SHARE TRANSACTIONS:
Shares sold - Class A	5,197,511	5,704,431
Shares sold - Class C	957,031	2,345,438
Shares sold - Class I	25,060,799	79,514,822
Shares sold - Class P	6,757,945	15,856,183
Shares redeemed - Class A	(14,837,731)	(42,329,431)
Shares redeemed - Class C	(8,438,161)	(24,955,847)
Shares redeemed - Class I	(226,159,641)	(510,361,202)
Shares redeemed - Class P	(17,055,399)	(65,539,014)
Net decrease in net assets resulting from capital share transactions	(228,517,646)	(539,764,620)

Total Decrease in Net Assets	(215,733,894)	(597,159,195)

NET ASSETS:
Beginning of Period	369,863,345	967,022,540

End of Period (includes undistributed net investment income (loss) of $13,070,676 and $(86,824,188), respectively)	$154,129,451	$369,863,345

TRANSACTIONS IN SHARES - CLASS A:
Shares sold	514,019	590,750
Shares redeemed	(1,533,737)	(4,384,329)
Net decrease in shares outstanding	(1,019,718)	(3,793,579)

TRANSACTIONS IN SHARES - CLASS C:
Shares sold	100,123	247,544
Shares redeemed	(888,459)	(2,638,728)
Net decrease in shares outstanding	(788,336)	(2,391,184)

TRANSACTIONS IN SHARES - CLASS I:
Shares sold	2,539,907	8,173,840
Shares redeemed	(22,790,718)	(52,569,300)
Net decrease in shares outstanding	(20,250,811)	(44,395,460)

TRANSACTIONS IN SHARES - CLASS P:
Shares sold	681,411	1,631,107
Shares redeemed	(1,741,226)	(6,767,806)
Net decrease in shares outstanding	(1,059,815)	(5,136,699)

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.36	$10.13	$11.17	$11.01	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.03)	(0.04)	(0.09)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments, swap contracts, futures and forward currency contracts(2)	0.16	(0.73)	(0.74)	0.97	0.98
Total Income (Loss) from Investment Operations	0.13	(0.77)	(0.83)	0.84	0.87
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	(0.68)	—
Total Distributions	—	—	(0.21)	(0.68)	—
Net Asset Value, End of Period	$9.49	$9.36	$10.13	$11.17	$11.01
Total Return(3)	1.39%	(7.60)%	(7.60)%	7.48%	8.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$14,744	$24,092	$64,528	$83,077	$34,976
Ratio of gross expenses to average net assets (including interest expense)(4)(5)(8)	1.96%	1.33%	1.25%	1.24%	1.30	% (7)
Ratio of net expenses to average net assets (including interest expense)(6)(8)	1.58%	1.15%	1.17%	1.15%	1.15	% (7)
Ratio of net investment loss to average net assets	(0.32)%	(0.45)%	(0.83)%	(1.08)%	(1.10)%
Portfolio turnover rate	122%	0%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Ratio of gross expenses to average net assets excluding interest expense(4)	1.96%	1.33%	1.23%	1.24%	1.30	% (7)

(6)	Ratio of net expenses to average net assets excluding interest expense	1.58%	1.15%	1.15%	1.15%	1.15	% (7)

(7)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(8)	See Note 4 in Notes to Consolidated Financial Statements for changes to the Fund’s expense limitation agreement that took effect February 15, 2018.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.15	$9.98	$11.03	$10.96	$9.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.10)	(0.11)	(0.17)	(0.21)	(0.12)
Net realized and unrealized gain (loss) on investments, swap
contracts, futures and forward currency contracts(3)	0.15	(0.72)	(0.72)	0.97	1.47
Total Income (Loss) from Investment Operations	0.05	(0.83)	(0.89)	0.76	1.35
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.16)	(0.69)	—
Total Distributions	—	—	(0.16)	(0.69)	—
Net Asset Value, End of Period	$9.20	$9.15	$9.98	$11.03	$10.96
Total Return(4)	0.55%	(8.32)%	(8.16)%	6.72%	14.05	% (5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$15,676	$22,792	$48,712	$52,977	$11,829
Ratio of gross expenses to average net assets (including interest expense)(6)(7)(11)	2.74%	2.08%	2.00%	1.99%	2.17	% (9)(10)
Ratio of net expenses to average net assets (including interest expense)(8)(11)	2.35%	1.90%	1.92%	1.90%	1.90	% (9)(10)
Ratio of net investment loss to average net assets	(1.05)%	(1.19)%	(1.58)%	(1.82)%	(1.84	)% (9)(10)
Portfolio turnover rate	122%	0%	0%	0%	0	% (5)

(1)	The Equinox Campbell Strategy Fund Class C commenced operations on February 11, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Ratio of gross expenses to average net assets excluding interest expense (6)	2.74%	2.08%	1.98%	1.99%	2.17	% (9)(10)

(8)	Ratio of net expenses to average net assets excluding interest expense	2.35%	1.90%	1.90%	1.90%	1.90	% (9)(10)

(9)	Annualized.

(10)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(11)	See Note 4 in Notes to Consolidated Financial Statements for changes to the Fund’s expense limitation agreement that took effect February 15, 2018.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.44	$10.20	$11.22	$11.05	$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.01)	(0.02)	(0.06)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments, swap contracts, futures and forward currency contracts(2)	0.16	(0.74)	(0.73)	0.96	0.97
Total Income (Loss) from Investment Operations	0.15	(0.76)	(0.79)	0.87	0.89
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.23)	(0.70)	—
Total Distributions	—	—	(0.23)	(0.70)	—
Net Asset Value, End of Period	$9.59	$9.44	$10.20	$11.22	$11.05
Total Return(3)	1.59%	(7.45)%	(7.20)%	7.72%	8.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$89,456	$279,212	$754,171	$984,152	$612,173
Ratio of gross expenses to average net assets (including interest expense)(4)(5)(8)	1.64%	1.07%	1.00%	0.99%	1.05	% (7)
Ratio of net expenses to average net assets (including interest expense)(6)(8)	1.30%	0.90%	0.92%	0.90%	0.90	% (7)
Ratio of net investment loss to average net assets	(0.10)%	(0.20)%	(0.58)%	(0.81)%	(0.85)%
Portfolio turnover rate	122%	0%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Ratio of gross expenses to average net assets excluding interest expense (4)	1.64%	1.07%	0.98%	0.99%	1.05	% (7)

(6)	Ratio of net expenses to average net assets excluding interest expense	1.30%	0.90%	0.90%	0.90%	0.90	% (7)

(7)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(8)	See Note 4 in Notes to Consolidated Financial Statements for changes to the Fund’s expense limitation agreement that took effect February 15, 2018.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class P
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.44	$10.19	$11.22	$11.05	$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.02)	(0.02)	(0.06)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments, swap contracts, futures and forward currency contracts(2)	0.16	(0.73)	(0.74)	1.00	0.97
Total Income (Loss) from Investment Operations	0.14	(0.75)	(0.80)	0.87	0.89
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.23)	(0.70)	—
Total Distributions	—	—	(0.23)	(0.70)	—
Net Asset Value, End of Period	$9.58	$9.44	$10.19	$11.22	$11.05
Total Return(3)	1.48%	(7.36)%	(7.29)%	7.72%	8.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$34,253	$43,767	$99,612	$107,596	$37,153
Ratio of gross expenses to average net assets (including interest expense)(4)(5)(8)	1.90%	1.07%	1.00%	1.00%	1.06	% (7)
Ratio of net expenses to average net assets (including interest expense)(6)(8)	1.51%	0.90%	0.92%	0.90%	0.90	% (7)
Ratio of net investment loss to average net assets	(0.19)%	(0.19)%	(0.58)%	(1.09)%	(0.85)%
Portfolio turnover rate	122%	0%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Ratio of gross expenses to average net assets excluding interest expense (4)	1.90%	1.07%	0.98%	1.00%	1.06	% (7)

(6)	Ratio of net expenses to average net assets excluding interest expense	1.51%	0.90%	0.90%	0.90%	0.90	% (7)

(7)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(8)	See Note 4 in Notes to Consolidated Financial Statements for changes to the Fund’s expense limitation agreement that took effect February 15, 2018.

The accompanying notes are an integral part of these financial statements.

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2018

1.	ORGANIZATION

The Equinox Campbell Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on March 4, 2013. The Fund currently offers Class A, Class C, Class I and Class P shares. Class A, Class I and Class P shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014. The investment objective of the Fund is to achieve long term capital appreciation.

Class C, Class I and Class P shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve year after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Forward currency contracts and futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets(a)	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$117,018,672	$—	$117,018,672
Futures Contracts(b)	4,585,612	—	—	4,585,612
Total	$4,585,612	$117,018,672	$—	$121,604,284

Liabilities(a)	Level 1	Level 2	Level 3	Total
Forward Currency Contracts(c)	$—	$1,890,510	$—	$1,890,510
Total	$—	$1,890,510	$—	$1,890,510

(a)	See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

(b)	Represents net unrealized appreciation of futures contracts.

(c)	Represents net unrealized depreciation of forward currency contracts.

There were no transfers between levels during the current period. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The Consolidated Financial Statements of the Fund include the accounts of its subsidiary, Equinox Campbell Strategy Fund Limited (“ECS-CFC”), a wholly-owned and controlled foreign corporation (“CFC”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the ECS-CFC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The ECS-CFC utilizes a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global markets across four major asset classes: currencies, fixed income, stock indices and commodities to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the ECS-CFC is as follows:

		ECS-CFC Net Assets at	% of Total Net Assets
	Inception Date of ECS-CFC	September 30, 2018	at September 30, 2018
ECS-CFC	3/4/2013	$6,175,478	4.01%

For tax purposes, ECS-CFC is an exempted Cayman investment company. ECS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

tax purposes, ECS-CFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, ECS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk, including swap counterparty risk, is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

sustained assuming examination by tax authorities. Management has analyzed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of September 30, 2018, open federal and state income tax years include the tax years ended September 30, 2015, September 30, 2016, September 30, 2017 and September 30, 2018. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases and sells futures contracts to pursue its investment objective, hedge against market risk, and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Interest income earned or interest expense paid on balances at the counterparty are included in the Consolidated Statement of Operations as Interest Expense. For the fiscal year ended September 30, 2018, the Fund had a net change in unrealized appreciation of $4,585,612 and a net realized loss of $1,646,893 from futures contracts.

Forward Currency Contracts – The Fund may enter into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date or in the case of a non-deliverable contract to settle the equivalent in U.S. dollar. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts. For the fiscal year ended September 30, 2018, the Fund had a net change in unrealized depreciation of $1,890,510 and a net realized loss of $523,994 from forward currency contracts.

Swap Contracts – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to protect from broad fluctuations in market prices, interest rates, foreign exchange rates (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

In order to maintain prudent risk exposure to the counterparty, the Adviser will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Adviser may determine. If the Adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

During the period of this report, the Fund used a swap contract to gain exposure to the managed futures trading program of Campbell & Company, Inc. in the implementation of its investment strategy. The Fund is permitted to use derivatives to gain exposure to the asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund did not hold swap contracts as of September 30, 2018.

The following is a summary of the location of the swap contract on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Swap Contract
Equity/Currency/Commodity/Interest Rate	Net change in unrealized appreciation on swap contract
Contracts	Net realized loss on swap contract

For the year ended September 30, 2018, the net change in unrealized appreciation and realized loss from the swap contract was as follows:

	Net Change in Unrealized Appreciation	Net Realized Loss
Swap contract	$ 86,280,900	$ (73,094,363)

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of forward and futures contracts. As of September 30, 2018, the Fund is subject to a master netting arrangement for the forward and futures contracts. The following table sets forth the Fund’s net exposure for forward and futures contracts that are subject to an enforceable master netting arrangement as of September 30, 2018:

Liabilities						Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities		Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged*	Net Amount
Forward Contracts	$(4,407,074	) **	$2,516,564	**	$(1,890,510)	$—	$1,890,510	$—
Futures Contracts	(2,633,267	) **	7,218,879	**	4,585,612	—	—	—
Total	$(7,040,341)		$9,735,443		$2,695,102	$—	$1,890,510	$—

*	Any over-collateralization of total financial instruments or cash is not shown. The amounts held as collateral for forwards and futures contracts are $12,377,453 and $1,061,235, respectively, and are shown on the Consolidated Statement of Assets and Liabilities.

**	See Consolidated Portfolio of Investments for breakout of gross unrealized appreciation and depreciation by forward and futures contract.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Unrealized appreciation on futures contracts	Unrealized depreciation on forward currency contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2018:

Derivatives Investment Fair Value
	Equity	Interest Rate	Currency	Commodity	Total
Forward Contracts	$—	$—	$(1,890,510)	$—	$(1,890,510)
Futures Contracts	$1,441,547	$873,843	$—	$2,270,222	$4,585,612
Total	$1,441,547	$873,843	$(1,890,510)	$2,270,222	$2,695,102

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended September 30, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain/(loss) on forward currency, futures and swap contracts; Net change in unrealized appreciation/(depreciation) on forward currency, futures and swap contracts

The following table sets forth the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended September 30, 2018:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
	Equity	Interest Rate	Currency	Commodity	Total
Forward Contracts	$—	$—	$(1,890,510)	$—	$(1,890,510)
Futures Contracts	$1,441,547	$873,843	$—	$—	$4,585,612
Total	$1,441,547	$873,843	$(1,890,510)	$2,270,222	$2,695,102

Net realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
	Equity	Interest Rate	Currency	Commodity	Total
Forward Contracts	$—	$—	$(523,994)	$—	$(523,994)
Futures Contracts	$8,299	$(1,455,228)	$—	$(199,964)	$(1,646,893)
Total	$8,299	$(1,455,228)	$(523,994)	$(199,964)	$(2,170,887)

The notional value (underlying face amount at fair value) of the derivative instruments outstanding as of September 30, 2018, as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the fiscal year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2018, the cost of purchases and proceeds from the sale of securities, other than short-term securities and short-term U.S. Government securities, amounted to $206,455,239 and sales $189,596,083, respectively.

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Adviser (the “Adviser”). Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, effective February 15, 2018, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.64% of the Fund’s average daily net assets. Prior to February 15, 2018, the Fund paid the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2018, the Fund incurred Advisory fees of $3,433,937. The advisory fee payable at September 30, 2018, in the amount of $109,098 was paid in October 2018. Effective February 15, 2018, the Adviser entered into a sub-advisory agreement with Campbell & Company Investment Adviser LLC (the “Sub-Adviser”) to serve as the Fund’s Sub-Adviser. The Sub-Adviser’s compensation is based on assets under management and is paid out of the Adviser’s fee received from the Fund.

Under the terms of the expense limitation agreement, effective February 15, 2018, the Adviser and Sub-Adviser have each contractually agreed to reduce its Advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) Acquired Fund Fees and Expenses, (v) brokerage commissions, and (vi) any class-specific expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees) do not exceed, on an annual basis, the expense limitations listed below. The expense limitations will remain in effect until January 31, 2019, but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

Expense Limitation
Class	Effective February 15, 2018
Equinox Campbell Strategy Fund – Class A	1.94%
Equinox Campbell Strategy Fund – Class C	2.69%
Equinox Campbell Strategy Fund – Class I	1.69%
Equinox Campbell Strategy Fund – Class P	1.94%

Prior to February 15, 2018, the Fund’s expense limitations were as listed below.

Expense Limitation
Class	Prior to February 15, 2018
Equinox Campbell Strategy Fund – Class A	1.15%
Equinox Campbell Strategy Fund – Class C	1.90%
Equinox Campbell Strategy Fund – Class I	0.90%
Equinox Campbell Strategy Fund – Class P	0.90%

The Adviser and Sub-Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser and Sub-Adviser reduced their compensation and/or assumed expenses of the Fund. The Adviser and Sub-Adviser are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses for a Class do not exceed the lesser of the limits in effect at the time of reimbursement or the limits in effect at the time the expenses were waived. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. For the fiscal year ended September 30, 2018, the Adviser and Sub-Adviser waived fees of $1,015,836.

Equinox Campbell Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2018

The following table shows the waived or reimbursed expenses subject to potential recovery by the Adviser and Sub-Adviser expiring on:

September 30, 2019	$934,070
September 30, 2020	$947,515
September 30, 2021	$1,015,836

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to the Class A shares, Class C shares and Class P shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the fiscal year ended September 30, 2018, the Fund incurred 12b-1 expenses as follows:

Class A	$47,520
Class C	$194,971
Class P	$59,164

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I, and Class P shares. For the fiscal year ended September 30, 2018, the Distributor received $44,563 and $6,794 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $5,736 and $0 were retained by the principal underwriter or other affiliated broker-dealers.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the fiscal year ended September 30, 2018, the Fund received $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions during the fiscal years ended September 30, 2018 and September 30, 2017.

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$13,070,676	$—	$—	$(3,117,083)	$—	$3,019,735	$12,973,328

The differences between book basis and tax basis unrealized appreciation/depreciation, net accumulated realized gain/(loss), and accumulated net investment loss are primarily attributable to the tax adjustments relating to the Fund’s holding in ECS-CFC.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2018, the Fund did not defer, on a tax basis, late year losses.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2018, the Fund did not defer, on a tax basis, post-October losses.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$(3,117,083)	$—	$(3,117,083)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2018, as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(144,357,202)	$100,440,993	$43,916,209

7.	RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these amendments is for any reports filed with the commission subsequent to November 5, 2018. Management has evaluated the impacts of these amendments and has determined that the updates are not material to the Fund’s consolidated financial statements. For this reason, the related changes have not been applied to these consolidated financial statements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impacts ASU 2018-13 will have on the consolidated financial statements.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. As of September 30, 2018, the Fund had an omnibus shareholder account (comprised of a group of individual shareholders), which owned 30.46% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Equinox Campbell Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2018

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were available to be issued. Management has concluded that there were no subsequent events requiring adjustment and/or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Campbell Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Campbell Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of September 30, 2018, and the related consolidated statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Equinox Institutional Asset Management, LP advised investment companies since 2010.

Denver, Colorado

November 29, 2018

Equinox Campbell Strategy Fund
EXPENSE EXAMPLES
September 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Actual	4/1/18	9/30/18	4/1/18-9/30/18	Ratio
Class A	$1,000.00	$980.40	$7.84	1.58%
Class C	$1,000.00	$975.60	$11.64	2.35%
Class I	$1,000.00	$980.60	$6.45	1.30%
Class P	$1,000.00	$980.60	$7.50	1.51%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Hypothetical (5% return before expenses)	4/1/18	9/30/18	4/1/18-9/30/18	Ratio
Class A	$1,000.00	$1,017.15	$7.99	1.58%
Class C	$1,000.00	$1,013.29	$11.86	2.35%
Class I	$1,000.00	$1,018.55	$6.58	1.30%
Class P	$1,000.00	$1,017.50	$7.64	1.51%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox Campbell Strategy Fund
SUPPLEMENTAL INFORMATION
September 30, 2018 (Unaudited)

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130. The Statement of Additional Information includes additional information about the Fund’s directors and officers and is available without charge, upon request by calling 1-888-643-3431.

Independent Trustees

			Number of
Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	5	Executive Committee Member of The Frontier Fund (commodity pool) (from March 2007 to March 2017).
Kevin R. Green 7/1954	Trustee Since December 2010	Chief Executive Officer of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	5	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	5	Director, Eagle Pharmaceuticals Inc. (from March 2007 to June 2016); Director, Pegasi Energy Resource Corp. (from January 2014 to June 2015); Director, Aires Pharmaceuticals (from November 2006 to February 2014); Director, Arno Therapeutics (from January 2016 to December 2017); Director, Corino Therapeutics (since November 2016); Director, Mevion Medical Systems (from January 2012 to June 2018).

Equinox Campbell Strategy Fund
SUPPLEMENTAL INFORMATION
September 30, 2018 (Unaudited)

Interested Trustee

			Number of
			Portfolios in Fund
Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	5	Executive Committee Member of The Frontier Fund (commodity pool) (from March 2007 to March 2017).

Equinox Campbell Strategy Fund
SUPPLEMENTAL INFORMATION
September 30, 2018 (Unaudited)

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Chief Financial Officer and Secretary Since November 2018	Chief Financial Officer (“CFO”, since November 2017) and Chief Administrative Officer (May 2016 – October 2017), Equinox Institutional Asset Management, LP; Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Javier Jimenez 5/1977	Assistant Treasurer Since November 2017	Assistant Vice President (since 2013) and Compliance Officer (2010 to 2013) of U.S. Bancorp Fund Services, LLC.	N/A	N/A
Douglas Tyre 7/1980	Chief Compliance Officer and Anti-Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (2014 – present); Client Services & Operations Specialist – Senior Associate of Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISER
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
U.S. Bank Global Fund Services, LLC
777 E. Wisconsin Ave
Milwaukee, WI 53202

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on Registrant’ website.

(f)	A copy of the registrant’s Code of Ethics is incorporated by reference. See item 13(a)1.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees

2018 - $ 55,000

2017 - $ 55,000

(b)       Audit-Related Fees

2018 - None

2017 - None

(c)       Tax Fees

2018 - $ 16,020

2017 - $ 16,020

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)       All Other Fees

2018 - None

2017 - None

(e)       (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)       There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2018 - None

2017 - None

(h)       The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal Executive Officer and Principal Financial Officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal Executive Officer and Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 11, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equinox Funds Trust

By: /s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date: 12/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date: 12/5/18

By: /s/ Laura Latella

Laura Latella, Principal Financial Officer

Date: 12/5/18